REAL ESTATE MORTGAGE


             KNOW ALL MEN BY THESE PRESENTS: THAT TC Services, Inc., a California corporation, whose address is 1000 Colfax Street, Gary, Indiana 46410 (hereafter referred to as "Mortgagor") in consideration of Five Hundred Thousand Dollars ($500,000.00) received from Micheal Kibler, of 233 North County Road 500 West, Valparaiso, Indiana and from Harold Antonston, 1820 Beachview Court, Crown Point, Indiana, as individuals, (hereafter referred to as "Mortgagee"), now existing or hereafter incurred, and other valuable consideration in hand paid, does hereby mortgage, grant and convey unto Mortgagee the following described premises situ-ated in the City of Phoenix, Maricopa County and State of Arizo-na, at 3839 West Buckeye Road, Phoenix, Arizona 85009, to wit:

             SEC (15) TWN (1N) RNG (2E) BEG at NW COR NE4 TH E
             486.75' S ID 23' E 992.71' W 506.96' N OD 13' W
             992.42' TO POB EX S 100' & EX N 50 & EX W 40 RDS &
             EX 5 X 5 TRI IN NW COR THE/O.

        together with all the right, title and interest of the Mortgagor in said property now owned or hereafter acquired and all build-ings, improvements and fixtures of any type now or hereafter placed on said property and all easements, rights-of-way, appur-tenances, rents, income, profits, royalties, and all oil and gas rights and profits, water, water rights, and water stock; all leases or subleases covering said property or any portion there-of, now existing or hereafter entered into, and all rights, title and interest of Mortgagor thereunder at any time existing; all interest, estates or other claims, both in law and in equity, which Mortgagor now has or may hereafter acquire; and all fix-tures, building, improvements and appurtenances now or hereafter attached to the foregoing described property, all of which in-cluding replacements and additions thereto, shall be deemed to be and remain part of the property covered by this Mortgage. All of the foregoing property and interests shall be collectively herei-nafter referred to as the "Premises."

             This Mortgage is given to secure the payment of Mortgagor's obligations under a certain promissory note dated July 29, 1997 in the principal sum of Five Hundred Thousand Dollars ($500,000.00) with a final maturity date of July 3, 2000 (the "Note") and interest thereon according to the terms of the Note and any and all extensions, renewals, modifications, or substitu-tions thereof; the payment of all sums advanced to protect the Premises, including but not limited to those described in Para-graph 5 below; and each and every other promissory note(s), debt, liabilities and obligations of every type and description, in-cluding but not limited to guarantees or accommodations, which the Mortgagor may now, or at any time hereafter, owe or be obli-gated on to the Mortgagee, whether such promissory note(s), debts, liabilities, or obligations now exists, is direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several, or joint and several. The Note and all such debts, liabilities, obligations, and other promissory notes) are collectively herei-nafter referred to as "Obligations".

             The total principal amount, exclusive of interest, of the Obligations, including any future debts, advances, liabilities or obligations, including any sums advanced for the protection of the Premises or the Mortgagee's interest therein shall not be limited in amount, PROVIDED, HOWEVER, THAT NOTHING CONTAINED HEREIN SHALL CONSTITUTE A COMMITMENT TO MAKE ADDITIONAL OR FUTURE LOANS OR ADVANCES IN ANY AMOUNT.

             The Mortgagor hereby warrants that it (a) is the fee owner of the Premises hereby mortgaged; (b) has the right to mortgage, grant and convey the Premises; and (c) will warrant and defend the title to the Premises against all claimants whomsoever. Mortgagor covenants and agrees with the Mortgagee as follows:

             1. Payment of Obligations. Mortgagor agrees to pay when due all of the Obligations and all taxes, liens, judgments, or assessments which may be lawfully assessed against the Premises and the rental charges upon any leases assigned as additional security for this Mortgage.

             2. Insurance. Mortgagor, at its expense, will maintain with insurers approved by Mortgagee, insurance with respect to the improvements and personal property constituting the Premises against loss by fire, lightning, tornado, and other perils cov-ered by a standard extended coverage endorsement, in an amount equal to at least one hundred percent (100%) of the full replace-ment value thereof; and insurance against such other hazards and in such amount as is customarily carried by owners and operators of similar properties and as Mortgagee may require for its pro-tection. Mortgagor will comply with such other requirements as Mortgagee may from time to time request for the protection by insurance of the interest on the respective parties. All in-surance policies maintained pursuant to this Mortgage shall name Mortgagor and Mortgagee as insured, as their respective interests may appear, and provide that there shall be no cancellation or modification without written notice the Mortgagee fifteen (15) days prior to its expiration date. In the event of cancellation of such insurance, Mortgagee may procure such insurance and the cost thereof shall be added to the loan secured by this Mortgage and shall bear interest from the date of disbursement at the rate payable from time to time on outstanding principal on the Note unless payment of interest at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest interest rate authorized by applicable law. Mort-gagor shall deliver to Mortgagee the original policies of in-surance and renewals thereof. Failure to furnish such insurance by Mortgagor, or renewals as required hereunder shall, at the option of Mortgagee, constitute a default.







             3. Maintenance and Compliance With Laws. Mortgagor shall keep the Premises in good repair and condition and shall not commit waste or permit impairment or deterioration of the Premises and shall comply with the provisions of any lease if this Mortgage is on leasehold. No improvement now or hereafter erected upon the Premises shall be altered, removed or demolished without the prior written consent of Mortgagee. Mortgagor shall comply with all laws, ordinances, regulations, covenants, condi-tions and restrictions affecting the Premises and not commit, suffer or permit any act to be done in or upon the Premises in violation of any law, ordinance, regulation, covenant, condition or restriction. Mortgagor shall complete or restore promptly and in good workmanlike manner any building, improvement or personal property constituting part of the Premises which may be damaged or destroyed and pay, when due, all claims for labor performed and materials furnished therefore and for any alterations there-of.

             4. Condemnation. Mortgagor agrees that all money and awards payable as damages or compensation for the taking of title to or possession of, or for damage to any portion of the Premises by reason of any condemnation, eminent domain, change of grade, or other proceeding shall, at the option of the Mortgagee, be paid to the Mortgagee, and such monies and awards are hereby assigned to Mortgagee, and judgment thereafter shall be entered in favor of Mortgagee. When paid, such monies and awards shall be used, at Mortgagee's option, toward the payment of the obliga-tions secured hereby in such order or manner as Mortgagee may desire or determine, or shall be used at its option, for payment of taxes, assessments, repairs or other items for the payment of which this Mortgage is given as security, whether the same be then due or not, and in such order or manner as Mortgagee may determine. Any amount not so used shall be released by the Mort-gagee to the Mortgagor. Such application or release shall not cure or waive any default herein or affect any foreclosure pro-ceedings. In the event Mortgagee deems it necessary to appear or answer in the condemnation action, hearing or proceedings, Mort-gagor shall pay all expenses in connection therewith, where allowed by applicable law.

             5. Taxes, Assessment and Charges. Mortgagor shall pay all taxes, assessments and other charges, including, without limita-tion, fines and impositions attributable to the Premises, and leasehold payments or ground rents, if any, before the same become delinquent. Mortgagor shall promptly furnish to Mortgagee all notices of amounts due under this paragraph, Mortgagor shall make payment directly, and Mortgagor shall promptly furnish to Mortgagee receipts evidencing such payments. Mortgagor shall pay all taxes and assessments levied upon this Mortgage or the in-debtedness secured hereby, together with any other taxes or assessments which may be levied against the Mortgagee or the legal holder of the Note or the Obligations.









             6. Additional Liens and Protection of Mortgagee's Securi-ty. Mortgagor shall make all payments of interest and principal and payments of any other charges, fees and expenses contracted to be paid to any existing or subsequent lien holder or prior or subsequent deed of trust or mortgage before the date they are delinquent or in default and promptly pay and discharge any and all other liens, claims or charges which may jeopardize the security granted herein. If (1) Mortgagor fails to make any such payment or fails to perform any of the covenants and agreements contained in this Mortgage, or the Note or in any prior or subse-quent mortgage or any prior or subsequent deed of trust; or (b) if any action or proceeding is commenced which materially affects Mortgagee's interest in the Premises, including, but not limited to, proceedings involving a decedent, notice of sale by Trustee, notice of default by Trustee, or mortgage foreclosure action; or
        (c) any action or proceeding be commenced to which action or proceeding the Mortgagee is made a party by reason of the execu-tion of this Mortgage or the obligations it secures, then Mort-gagee, at Mortgagee's option and without notice to or demand upon Mortgagor and without releasing Mortgagor from any obligation hereunder, may make such appearances, disburse such sums and take such action as is necessary to protect Mortgagee's interests. Such action may include, but is not limited to, disbursement of reasonable attorney fees, payment, purchase, context or compro-mise of any encumbrance, charge or lien, entry upon the Premises to make repairs, or declaration of default under this Mortgage and Note, and sale or foreclosure thereunder. In the event that Mortgagor shall fail to pay taxes, assessments, or other charges or to make any payments to any existing, prior or subsequent lien holders or prior or subsequent beneficiaries, Mortgagee may make such payment, but shall not be obligated to do so. Any amounts disbursed to Mortgage pursuant to this Paragraph 6 shall become additional indebtedness of Mortgagor secured by this Mortgage. Such amounts shall be payable upon notice from Mortgagee to Mortgagor requesting payment thereof, and shall bear interest from the date of disbursement at the rate payable from time to time on outstanding principal under the Note unless payment of interest at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest rate permissible under applicable law. Nothing contained in this Paragraph 6 shall require Mortgagee to incur any expense or take any action hereunder.

             7. Leased Premises; Assignment of Rents. Within ten (10) days after demand, Mortgagor shall furnish to Mortgagee a schedule certified to be true, setting forth all leases of space in or of the premises then in effect, including, in each case, the name of the tenants and occupants, a description of the space occupied by such tenant and occupancy, the rental payable for such space and such other information and documents with respect to such leases and tenancies as the Mortgagee may request.

             Without the prior written consent of Mortgagee, Mortgagor shall not, directly or indirectly with respect to any lease of space in the described Premises, whether such lease is now or hereafter in existence: (a) accept or permit any prepayment, discount or advance rent payable thereunder; (b) cancel or termi-nate the same, or accept any cancellation, termination or sur-render thereof, or permit any event to occur which would entitle the lessee thereunder to terminate or cancel the same; (c) amend or modify the same so as to reduce the term thereof, the rental payable thereunder, or to change any renewal provisions therein contained; (d) waive any default thereunder or breach thereof;
        (e) give any consent, waiver or approval thereunder or take any other action in connection therewith, or with a lessee thereun-der, which would have the effect of impairing the value of Less-or's interest thereunder on the Premises, or of impairing the position or interest of the Mortgagee; or (f) sell, assign, pledge, mortgage or otherwise dispose of, or encumber, in any such lease or rents, issues or profits issuing or arising there-under.

             Mortgagee shall have the right, power and authority during the continuance of this Mortgage to collect the rents, issues, and profits of the Premises and of any personal property located thereon with or without taking possession of the property affected hereby, and Mortgagor hereby absolutely and unconditionally assigns all such rents, issues and profits to Mortgagee. Mortgagee, however, hereby consents to the Mortgagor's collection and retention of such, rents, issues, and profits as they accrue and become payable so long as Mortgagor is not, at such time, in default as defined herein. Upon any such default, Mortgagee may at any time, either in person, by agent, or by a receiver to be appointed by a court, without notice and without regard to the adequacy of any security for the indebtedness hereby secured: (a) enter upon and take possession of the Premis-es or any part thereof, and in its own name sue for or otherwise collect such rents, issues, and profits, including those past due and unpaid and apply the same, less costs and expenses of opera-tion and collection, including reasonable attorney fees, upon any indebtedness secured hereby, and in such order as Mortgagee may determine; (b) perform such acts of repair or protection as may be necessary or protect or conserve the value of the Premises; and (c) lease the same or any part thereof for such rental, term, and upon such conditions as its judgment may dictate, or termi-nate or adjust the terms and conditions of existing leases. Unless Mortgagor and Mortgagee agree otherwise in writing, any application of rents, issues, or profits to any indebtedness secured hereby shall not extend or postpone the due date of the installment payments as provided in said Note or change the amount of such installments. The entering upon and taking posses-sion of the Premises, the collection of such rents, issues and profits, and the application thereof as described herein, shall not waive or cure any default or notice of default hereunder or invalidate any act done pursuant to such Notice. Mortgagor also assigns to Mortgagee, as further security for the performance of the obligations secured hereby, all prepaid rents and all monies which may have been or may hereafter be deposited with said Mortgagor by a lease of the Premises. To secure the payment of any rent, and upon default in the performance of any of the provisions, hereof, Mortgagor agrees to deliver such rents and deposits to the Mortgagee. Delivery of written notice of Mort-gagee's exercise of the rights granted herein, to any tenant occupying the Premises or any portion thereof shall be sufficient to require said tenant to pay said rent to the Mortgagee until further notice and without any liability to Mortgagor for such rent paid to Mortgagee.

             8. Events of Default. Any of the following events shall be deemed an event of default hereunder:

             (a) Mortgagor shall fail to pay the principal or interest of all or any part of the Obligations when due;

             (b) Mortgagor shall file a voluntary petition in bank-ruptcy or shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking or acqui-escing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under any present or future bankrupt-cy, insolvency or other relief for debtors; or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Mortgagor or of all or any part of the Premises, or of any or all of the royalties, revenue, rents, issues, or profits thereof, or shall make any general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due; or

             (c) A court of competent jurisdiction shall enter an order, judgment or decree approving a petition filed against Mortgagor seeking any reorganization, dissolu-tion or similar relief under any present or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors, and such order, judgment or decree shall remain unvacated and unstayed for an aggregate of sixty
             (60) days (whether or not consecutive) from the first date of entry thereof, or any trustee, receiver or liquidator of Mortgagor or of all or any part of the Premises, or of any or all of the royalties, revenues, rents, issues, or profits thereof, shall be appointed without the consent or acquiescence of Mortgagor and such appointment shall remain unvacated or unstayed for an aggregate of sixty (60) days (whether or not conse-cutive); or

             (d) A writ of execution or attachment or any similar process shall be entered against Mortgagor which shall become a lien on the Premises; or any portion thereof or interest therein and such execution, attachment or similar process or judgment is not released, bonded, satisfied, vacated or stayed within ninety (90) days after it entry or levy; or

             (e) There has occurred a breach of or default under any term, covenant, agreement, condition, provision, representation or warranty contained herein or in any of the documents evidencing Obligations secured by this Mortgage; or

             (f) Mortgagor fails to perform any terms, conditions, covenants, or agreements which are part of any document or agreement other than this Mortgage which secures all or any part of the Obligations.

             9. Remedies. Upon the occurrence of an event of default as defined herein, Mortgagee may require immediate payment in full of all sums secured by this Mortgage without further demand, and/or immediately foreclose this Mortgage or pursue any other available legal remedy. In the event of any action by Mortgagee to enforce collection of any of the Obligations secured hereby, the Mortgagor agrees that any expense incurred in connection therewith or incurred to procure a title insurance report of commitment and title insurance policy, when incurred or paid by Mortgagee, become a part of the Obligations secured hereby and shall be paid by Mortgagor together with all of the taxable costs of such action. In the event any action is brought to foreclose this Mortgage, Mortgagee shall be entitled to immediate posses-sion of the Premises, and the court, or a judge thereof in vaca-tion, may appoint and the Mortgagor hereby consents to the ap-pointment of a creditor to take possession of said Premises to collect and receive rents and profits arising therefrom; and from any monies so collected, to pay taxes, provide insurance, make needed repairs to improvements upon the Premises, and make any other expenditure authorized by the court, and apply any sums remaining after the payment of such authorized expenditures to the Obligations.

             10. Failure to Delay to Act. Failure or delay of Mortgagee to exercise any of its rights or privileges, or to insist upon strict performance of any covenants or agreements of Mortgagor contained in this Mortgage shall never be construed as a waiver of (a) any requirement or obligation of Mortgagor; or (b) any right or remedy of Mortgagee contained in or based upon any of the terms, provisions, agreements or covenants of this Mortgage or any future defaults.

             11. Additional Security Instruments. Mortgagor, at its expense, will execute and deliver to the Mortgagee, promptly upon demand, such security instruments as may be required by Mortgagee, in form and substance satisfactory to Mortgagee, covering any of the Premises conveyed by this Mortgage, which security instruments shall be additional security for Mortgagor's performance of all of the terms, covenants, and conditions of this Mortgage, the note and any and all other documents evidencing the Obligations secured hereby, and any other security instruments executed in connection with this transaction. Such instruments shall be recorded or filed, and re-recorded and re-filed, at Mortgagor's expense.

             12. Liens and Encumbrances. The Premises are free and clear of all liens and encumbrances whatsoever, but Mortgagee under-stands that this Mortgage may not be senior to other recorded Mortages on the Premises.

             13. Inspections. Mortgagee or its agents, representatives or workmen, are authorized to enter at any reasonable time upon all or in any part of the Premises for the purpose of inspecting the same and for the purpose of performing any of the acts it is authorized to perform under the terms of the Mortgage.

             14. Acceptance of Payments. Mortgagor agrees that accept-ance by Mortgagee of any sum in payment, or part payment, of the Obligations secured hereby, after the same is due or after foreclosure proceedings are filed, shall not constitute a waiver of the right to require prompt payment when due or all other Obligations so secured, nor shall such acceptance cure or waive any remaining default or invalidate any foreclosure proceedings for any such remaining default, or prejudice any of the rights of Mortgagee under this Mortgage.

             15. Miscellaneous. The terms "Mortgagor" and "Mortgagee" wherever used in this instrument shall be construed to include heirs, legatees, devises, personal representatives, principals, successors or assigns where the context may require, or permit, and the covenants and agreements herein contained shall bind and inure to the benefit of the Mortgagor and Mortgagee and their respective heirs, personal representatives, principals, succes-sors and assigns, and the terms "Mortgagor" and "Mortgagee" shall include singular and plural regardless of gender. This Mortgage and the Obligations which it secures are assignable by Mortgagee, but not by Mortgagor. If applicable and if permitted by law, Mortgagor hereby wives and releases any and all rights and reme-dies related to marshaling of liens and assets, redemptions and statutes of limitation. Redemption after foreclosure sale is expressly waived, if such waiver is permitted by law. Mortgagor's covenants and agreements shall be joint and several. Any Mort-gagor who co-signs this Mortgage but does not execute any note or other instrument evidencing the Obligations or any part thereof:
        (a) is co-signing this Mortgage only to mortgage, grant and convey that Mortgagor's interest in the Premises under the terms of this Mortgage; (b) is not personally obligated to pay the Obligations secured by this Mortgage; (c) agrees the Mortgagee and any other Mortgagor may agree to extend, modify, forbear or make any accommodations with regard to the terms of this Mortgage without the Mortgagor's consent.

             16. Remedies Not Exclusive. Mortgagee shall be entitled to enforce payment and performance of any indebtedness or the Obli-






        gations secured hereby and to exercise all rights and powers under this Mortgage or under any other agreement executed in connection herewith or any laws now or hereafter in force, not-withstanding some or all of the such indebtedness and the Obliga-tions secured hereby may now or hereafter be otherwise secured, whether by mortgage, deed of trust, pledge, lien, assignment or otherwise. Neither the acceptance of this Mortgage nor its en-forcement, whether by court action or other powers herein con-tained, shall prejudice or in any manner affect Mortgagee's right to realize upon or enforce any other security now or hereafter held by Mortgagee, it being agreed that Mortgagee shall be enti-tled to enforce this Mortgage and any other security now or hereafter held by Mortgagee in such order and manner as they or either of them may in their absolute discretion determine. No remedy herein conferred upon or reserved to Mortgagee is intended to be exclusive of any other remedy herein or by law provided or permitted, but shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy provided under this Mortgage to Mortgagee or to which they may be other-wise entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by Mortgagee and they may pursue inconsistent remedies. Nothing herein shall be construed as prohibiting Mortgagee from seeking a deficiency judgment against the Mortgagor to the extent such action is permitted by law.

             17. Transfer of the Property. If all or any part of the Premises or interest therein is sold, transferred or otherwise conveyed or assigned by Mortgagor without Mortgagee's prior written consent (excluding the granting of any leasehold interest of three (3) years or less which does not contain an option to purchase), such action is a breach of this Mortgage, and Mortgagee may at Mortgagee's option declare all the sums secured by this Mortgage to be immediately due and payable.

             18. Notices. Except for any notices, demand, request or other communications required under applicable law to be given in another manner, whenever Mortgagor or Mortgagee give or serve any notice, demand, requests or other communication with respect to this Mortgage, each such notice, demand, request or other commu-nication shall be in writing and shall be effective only if the same is delivered by personal service or is mailed by certified mail (return receipt requested), postage prepaid, addressed to the address as set forth at the beginning of this Mortgage. Any party may at any time change its address for such notices by delivering or mailing to the other party hereto, as aforesaid, a notice of such change. Any notice hereunder shall be deemed to have been given to Mortgagor or Mortgagee, when given in the manner designed herein.

             19. Severability. In the event any one or more of the provisions contained in this Mortgage, or the Note or any other security instrument given in connection with this transaction shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall, at the option of Mortgagee, not affect any other provision of this Mortgage, but this Mortgage shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein or therein. If the lien of this Mortgage is invalid or unenforceable as to any part of the Obli-gations, or if the lien is invalid or unenforceable as to any part of the Premises, the unsecured or partially secured portion of the debt shall be completely paid prior to the payment of the remaining and secured or partially secured portion of the debt, and all payments made on the debt, whether voluntary or under foreclosure or other enforcement action or procedure, shall be considered to have been first paid on and applied to the full payment of that portion of the debt which is not secured or not fully secured by the lien of this Mortgage.

             20. Governing Law. This Mortgage shall be governed by the laws of the State of Arizona.

             21. Copies. Mortgagor hereby acknowledges that it has been given one executed copy of this Mortgage.

             22. Assignment. This Mortgage may be assigned by the Mort-gagees upon written notification to Mortgagor.

             23. Addenda. If one or more Addenda are executed by Mort-gagor and recorded together with this Mortgage, the covenants and agreements of each Addendum shall be incorporated into and shall supplement the covenants and agreements of this Mortgage as if the Addenda were part of this Mortgage.

             IN WITNESS WHEREOF, this instrument is executed and deliv-ered to Mortgagee by Mortgagor this 4th day of August, 1997.

                                      MORTGAGOR:

                                      TC SERVICES, INC.
                                      A California Corporation


                                      By:___________________________
                                         Michael E. Kibler
                                         President

        STATE OF INDIANA)
        COUNTY OF LAKE  )

             The foregoing instrument was acknowledged3 before me on this 4th day of August, 1997, by Michael Kibler, President of TC Services, Inc., a California corporation, on behalf of the corpo-ration.

                                      ________________________________
                                      Notary Public